PRESS RELEASE

Contact:	Douglas L. Williams	Patrick T. Oakes
	Chief Executive Officer	Executive Vice President and CFO
	404-995-6051	404-995-6079
	doug.williams@atlcapbank.com	patrick.oakes@atlcapbank.com

ATLANTIC CAPITAL BANCSHARES, INC. REPORTS THIRD QUARTER 2017 RESULTS
Atlanta, GA - October 27, 2017 - Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) announced results of the quarter ended September 30, 2017.
Third Quarter Highlights

•	Reported net income of $4.1 million, or $0.16 per diluted share, compared to $4.3 million, or $0.17 per diluted share, in the second quarter of 2017.

•	Reported return on average assets of 0.60% and tangible book value per share of $11.67.

•	Excluding the impact of purchase accounting, reported taxable equivalent net interest margin of 3.20%, up 5 basis points from the second quarter of 2017.

•	Lowered noninterest expense to $17.5 million from $17.6 million in the second quarter of 2017.

•	Decreased nonperforming assets to 0.23% of total assets from 0.52% in the second quarter of 2017.

“Atlantic Capital’s earnings this quarter fell short of our expectations for a variety of reasons, including exceptionally large, unanticipated loan repayments and one-time expenses related to the secondary offering in August.  Our board and new leadership team are working together to develop and implement new revenue and cost savings initiatives designed to accelerate performance improvement in 2018 and beyond,” explained Douglas Williams, Chief Executive Officer.
Results of Operations
For the third quarter of 2017, Atlantic Capital recorded net income of $4.1 million, or $0.16 per diluted share, compared to net income of $4.3 million, or $0.17 per diluted share, in the second quarter of 2017.
Taxable equivalent net interest income decreased to $20.5 million in the third quarter of 2017 from $20.7 million in the second quarter of 2017. This decrease was driven by lower loan accretion income and an increase in the cost of interest bearing deposits. Net accretion income on acquired loans totaled $343,000 in the third quarter of 2017 compared to $629,000 in the second quarter of 2017.
Taxable equivalent net interest margin was 3.26% in the third quarter of 2017, unchanged from the second quarter of 2017. Excluding the impact of purchase accounting, the margin in the third quarter of 2017 increased 5 basis points to 3.20%, benefiting from the increase in the Fed Funds rate in June 2017. Loan yields, excluding loan accretion income, increased 10 basis points and the cost of deposits increased 4 basis points in the third quarter. The accretion of the acquired loan discount and amortization of time deposit premium contributed 6 basis points to the net interest margin in the third quarter of 2017 compared to 11 basis points in the second quarter of 2017.
The provision for loan losses was $322,000 in the third quarter of 2017 compared to $2.0 million in the second quarter of 2017. The second quarter of 2017 included the downgrade of a $7.7 million loan relationship to nonperforming and an additional $1.0 million specific reserve related to this downgrade. The third quarter included a $3.3 million charge-off of this loan relationship which had a $2.75 million total specific reserve as of June 30, 2017.
Noninterest income totaled $3.5 million in the third quarter of 2017, a decrease of $1.8 million from the second quarter of 2017. The second quarter of 2017 included a $302,000 gain on the sale of the Cleveland branch, a $240,000 gain on sale of other real estate, and a $426,000 gain on the sale of a tax credit investment. In addition, SBA lending activities decreased $283,000 from the second quarter of 2017, to $888,000.

Noninterest expense totaled $17.5 million in the third quarter of 2017 compared to $17.6 million in the second quarter of 2017. The second quarter of 2017 included $304,000 in merger expenses related to rebranding of the legacy First Security branches. The third quarter of 2017 included $395,000 in expenses related to the public offering of common stock by a selling stockholder completed during the quarter. Salaries and employee benefits decreased in the third quarter of 2017 by $194,000 to $10.4 million mainly from a lower incentive accrual.
Total loans were $1.91 billion at September 30, 2017, a decrease of $55.1 million from June 30, 2017. Loans held for investment were $1.91 billion at September 30, 2017, a decrease of $56.7 million from June 30, 2017 mainly as a result of higher loan payoffs and decreases in the balances of existing lines of credit. Mortgage warehouse participations decreased $6.4 million in the third quarter to $41.6 million at September 30, 2017.
At September 30, 2017, the allowance for loan losses was $18.9 million, or 0.99% of loans held for investment, compared to $21.9 million, or 1.11% of loans held for investment as of June 30, 2017. The decrease in the allowance was the result of the $3.3 million charge-off of the $7.7 million loan relationship which had a $2.75 million specific impairment as of June 30, 2017.
Annualized net charge-offs to average loans totaled 0.68% in the third quarter of 2017 and totaled 0.32% the first nine months of 2017. Nonperforming assets totaled $6.0 million, or 0.23% of total assets, as of September 30, 2017, compared to $14.1 million, or 0.52% of total assets, as of June 30, 2017, primarily as a result of the $3.3 million charge-off of the $7.7 million loan relationship.
Total average deposits for the third quarter of 2017 were $2.12 billion, a decrease of $37.4 million from the second quarter of 2017. Average noninterest bearing deposits increased $1.7 million to $628 million in the third quarter of 2017 and accounted for 29.6% of average total deposits. Average deposits associated with our payments business were $210 million in the third quarter of 2017, a decrease of $34.3 million from the second quarter of 2017.

Earnings Conference Call
The Company will host a conference call at 10:00 a.m. EST on Friday, October 27, 2017, to discuss the financial results for the quarter ended September 30, 2017. Individuals wishing to participate in the conference call may do so by dialing 844.868.8848 from the United States and entering Conference ID 89772886. The call will also be available live via webcast on the Investor Relations page of the Company's website, www.atlanticcapitalbank.com.

Non-GAAP Financial Measures
Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating net income; (ii) operating non-interest expense; (iii) operating non-interest income; (iv) taxable equivalent interest income; (v) taxable equivalent net interest margin; (vi) efficiency ratio; (vii) operating return on average assets; (viii) operating return on average equity; and (ix) tangible common equity, in its analysis of the Company's performance. Operating net income excludes the following from net income available to common shareholders: merger and conversion costs, net gains on branch sales, and the income tax effect of adjustments. Operating non-interest expense excludes merger and conversion costs from non-interest expense as well as costs related to the sale of branches. The efficiency ratio excludes merger and conversion costs. Tangible common equity excludes goodwill and other intangible assets from shareholders' equity.
Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents.
About Atlantic Capital Bancshares
Atlantic Capital Bancshares, Inc. is a $2.6 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers banking, treasury management, capital markets, trust, and mortgage services to privately held companies and individuals in Atlanta, eastern Tennessee, northwest Georgia and Charlotte, North Carolina. Atlantic Capital also provides specialized financial services to select clients nationally.

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

	2017			2016		For the nine months ended September 30,
(in thousands, except share and per share data; taxable equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2017	2016
INCOME SUMMARY
Interest income (1)	$24,566	$24,545	$22,716	$22,530	$22,428	$71,827	$66,171
Interest expense	4,060	3,833	3,208	3,029	2,941	11,101	8,480
Net interest income	20,506	20,712	19,508	19,501	19,487	60,726	57,691
Provision for loan losses	322	1,980	634	2,208	463	2,936	1,608
Net interest income after provision for loan losses	20,184	18,732	18,874	17,293	19,024	57,790	56,083
Operating noninterest income (2)	3,477	5,287	3,857	4,430	4,002	12,621	13,417
Operating noninterest expense (3)	17,504	17,623	17,744	18,571	16,717	52,871	51,662
Operating income before income taxes	6,157	6,396	4,987	3,152	6,309	17,540	17,838
Operating income tax expense	2,105	2,067	1,757	1,417	2,245	5,929	6,691
Operating net income (2)(3)	4,052	4,329	3,230	1,735	4,064	11,611	11,147
Merger related expenses, net of income tax	—	—	—	126	356	—	1,559
Net gain on sale of branches, net of income tax	—	—	—	—	—	—	2,198
Net income - GAAP	$4,052	$4,329	$3,230	$1,609	$3,708	$11,611	$11,786

PER SHARE DATA
Diluted earnings per share - GAAP	$0.16	$0.17	$0.13	$0.06	$0.15	$0.45	$0.47
Diluted earnings per share - operating (2)(3)	0.16	0.17	0.13	0.07	0.16	0.45	0.44
Book value per share	12.63	12.45	12.18	12.10	12.36	12.63	12.36
Tangible book value per share (4)	11.67	11.47	11.16	11.05	11.29	11.67	11.29

PERFORMANCE MEASURES
Return on average equity - GAAP	4.96%	5.48%	4.19%	2.09%	4.84%	4.91%	5.25%
Return on average equity - operating (2)(3)	4.96	5.48	4.19	2.25	5.30	4.91	4.97
Return on average assets - GAAP	0.60	0.63	0.48	0.24	0.55	0.57	0.58
Return on average assets - operating (2)(3)	0.60	0.63	0.48	0.25	0.60	0.57	0.55
Taxable equivalent net interest margin	3.26	3.26	3.20	3.11	3.12	3.24	3.11
Efficiency ratio	73.65	68.37	76.78	78.33	71.57	72.77	72.92

CAPITAL
Average equity to average assets	11.99%	11.47%	11.44%	11.33%	11.28%	11.63%	11.06%
Tangible common equity to tangible assets	11.48	10.99	10.27	10.27	10.30	11.48	10.30
Tier 1 capital ratio	11.2 (6)	10.9	10.7	10.3	9.7	11.2 (6)	9.7
Total risk based capital ratio	14.2 (6)	14.0	13.8	13.3	12.5	14.2 (6)	12.5
Number of common shares outstanding - basic	25,716,418	25,654,521	25,535,013	25,093,135	24,950,099	25,716,418	24,950,099
Number of common shares outstanding - diluted	25,967,575	25,931,671	25,836,809	25,673,841	25,342,883	25,967,575	25,342,883

ASSET QUALITY
Allowance for loan losses to loans held for investment	0.99%	1.11%	1.05%	1.04%	0.92%	0.99%	0.92%
Net charge-offs to average loans (5)	0.68	0.01	0.26	0.03	0.06	0.32	0.13
NPAs to total assets	0.23	0.52	0.21	0.13	0.09	0.23	0.09

(1)Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate. (2)Excludes gain on sale of branches. (3)Excludes merger related and divestiture expenses. (4)Excludes effect of acquisition related intangibles. (5)Annualized. (6)Amounts are estimates as of 9/30/17.

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Balance Sheets (unaudited)

	September 30,	June 30,	December 31,	September 30,
(in thousands, except share data)	2017	2017	2016	2016
ASSETS
Cash and due from banks	$35,504	$45,008	$36,790	$44,563
Interest-bearing deposits in banks	40,558	36,171	118,039	75,750
Other short-term investments	5,189	17,459	10,896	23,159
Cash and cash equivalents	81,251	98,638	165,725	143,472
Investment securities available-for-sale	447,005	450,273	347,705	348,484
Other investments	35,818	26,741	23,806	26,370
Loans held for sale	3,274	1,744	35,219	46,600
Loans held for investment	1,905,432	1,962,091	1,981,330	2,008,102
Less: allowance for loan losses	(18,870)	(21,870)	(20,595)	(18,534)
Loans held for investment, net	1,886,562	1,940,221	1,960,735	1,989,568
Branch premises held for sale	—	—	2,995	5,201
Premises and equipment, net	11,747	11,997	11,958	15,213
Bank owned life insurance	63,284	62,901	62,160	61,766
Goodwill and intangible assets, net	27,945	28,446	29,567	30,071
Other real estate owned	1,494	1,819	1,872	1,727
Other assets	80,032	79,795	85,801	92,772
Total assets	$2,638,412	$2,702,575	$2,727,543	$2,761,244

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$599,292	$612,744	$643,471	$557,783
Interest-bearing checking	270,740	250,254	264,062	260,531
Savings	30,131	30,170	27,932	29,658
Money market	865,238	882,824	912,493	974,072
Time	144,250	142,915	157,810	172,348
Brokered deposits	193,994	195,047	200,223	194,464
Deposits to be assumed in branch sale	—	—	31,589	—
Total deposits	2,103,645	2,113,954	2,237,580	2,188,856
Federal funds purchased and securities sold under agreements to repurchase	—	15,000	—	—
Federal Home Loan Bank borrowings	125,000	180,000	110,000	170,000
Long-term debt	49,493	49,451	49,366	49,324
Other liabilities	35,520	24,735	26,939	44,601
Total liabilities	2,313,658	2,383,140	2,423,885	2,452,781

SHAREHOLDERS' EQUITY
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of September 30, 2017, June 30, 2017, December 31, 2016, and September 30, 2016	—	—	—	—
Common stock, no par value; 100,000,000 shares authorized; 25,716,418, 25,654,521, 25,093,135, and 24,950,099 shares issued and outstanding as of September 30, 2017, June 30, 2017, December 31, 2016, and September 30, 2016, respectively	298,469	297,610	292,747	290,835
Retained earnings	28,147	24,095	16,536	14,927
Accumulated other comprehensive income (loss)	(1,862)	(2,270)	(5,625)	2,701
Total shareholders’ equity	324,754	319,435	303,658	308,463
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,638,412	$2,702,575	$2,727,543	$2,761,244

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Statements of Income (unaudited)

(in thousands, except share and per share data)	Three months ended					Nine months ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	September 30, 2017	September 30, 2016
INTEREST INCOME
Loans, including fees	$21,491	$21,361	$19,994	$20,363	$20,511	$62,846	$60,418
Investment securities available-for-sale	2,298	2,355	2,018	1,477	1,293	6,671	4,221
Interest and dividends on other interest‑earning assets	562	606	449	467	491	1,617	1,271
Total interest income	24,351	24,322	22,461	22,307	22,295	71,134	65,910

INTEREST EXPENSE
Interest on deposits	2,693	2,481	2,047	1,929	1,956	7,221	5,470
Interest on Federal Home Loan Bank advances	459	452	302	234	133	1,213	324
Interest on federal funds purchased and securities sold under agreements to repurchase	84	76	36	38	37	196	191
Interest on long-term debt	824	824	823	828	815	2,471	2,457
Other	—	—	—	—	—	—	38
Total interest expense	4,060	3,833	3,208	3,029	2,941	11,101	8,480

NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	20,291	20,489	19,253	19,278	19,354	60,033	57,430
Provision for loan losses	322	1,980	634	2,208	463	2,936	1,608
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	19,969	18,509	18,619	17,070	18,891	57,097	55,822

NONINTEREST INCOME
Service charges	1,247	1,274	1,349	1,327	1,270	3,870	4,160
Gains (losses) on sale of securities available-for-sale	(80)	—	—	—	—	(80)	44
Gains on sale of other assets	44	666	78	238	71	788	150
Mortgage income	320	388	257	499	632	965	1,418
Trust income	437	488	407	350	361	1,332	1,061
Derivatives income	(3)	116	(51)	346	69	62	232
Bank owned life insurance	384	384	378	395	424	1,146	1,215
SBA lending activities	888	1,171	1,227	599	959	3,286	3,043
TriNet lending activities	20	20	20	357	—	60	1,144
Gains on sale of branches	—	302	—	—	—	302	3,885
Other noninterest income	220	478	192	319	216	890	950
Total noninterest income	3,477	5,287	3,857	4,430	4,002	12,621	17,302

NONINTEREST EXPENSE
Salaries and employee benefits	10,409	10,603	11,065	11,269	10,059	32,077	31,034
Occupancy	1,129	1,074	1,230	995	1,235	3,433	3,609
Equipment and software	776	996	805	694	862	2,577	2,272
Professional services	1,595	973	904	968	442	3,472	1,950
Postage, printing and supplies	63	78	85	73	61	226	389
Communications and data processing	982	1,069	987	1,064	617	3,038	2,227
Marketing and business development	272	179	270	247	269	721	853
FDIC premiums	308	132	314	262	415	754	1,306
Merger and conversion costs	—	304	—	204	579	304	2,538
Amortization of intangibles	391	425	470	495	520	1,286	1,950
Foreclosed property/problem asset expense	7	107	3	666	39	117	198
Other noninterest expense	1,572	1,683	1,611	1,838	2,198	4,866	6,179
Total noninterest expense	17,504	17,623	17,744	18,775	17,296	52,871	54,505

INCOME BEFORE PROVISION FOR INCOME TAXES	5,942	6,173	4,732	2,725	5,597	16,847	18,619
Provision for income taxes	1,890	1,844	1,502	1,116	1,889	5,236	6,833
NET INCOME	$4,052	$4,329	$3,230	$1,609	$3,708	$11,611	$11,786

Net income per common share ‑ basic	$0.16	$0.17	$0.13	$0.06	$0.15	$0.45	$0.48
Net income per common share ‑ diluted	$0.16	$0.17	$0.13	$0.06	$0.15	$0.45	$0.47

Weighted average shares - basic	25,699,179	25,621,910	25,320,690	25,027,304	24,891,822	25,548,646	24,674,953
Weighted average shares - diluted	25,890,779	25,831,281	25,672,286	25,407,728	25,260,280	25,799,851	25,106,250

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended
	September 30, 2017			June 30, 2017
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate

Assets
Interest bearing deposits in other banks	$69,839	$216	1.23%	$85,935	$233	1.09%
Other short-term investments	13,830	67	1.92	23,683	117	1.98
Investment securities:
Taxable investment securities	373,087	1,812	1.93	373,170	1,862	2.00
Non-taxable investment securities(1)	82,781	701	3.36	81,920	716	3.51
Total investment securities	455,868	2,513	2.19	455,090	2,578	2.27
Total loans	1,934,505	21,491	4.41	1,962,374	21,361	4.37
FHLB and FRB stock	18,494	279	5.99	19,352	256	5.31
Total interest-earning assets	2,492,536	24,566	3.91	2,546,434	24,545	3.87
Non-earning assets	208,851			215,955
Total assets	$2,701,387			$2,762,389
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,192,664	1,886	0.63	1,183,744	1,641	0.56
Time deposits	143,862	292	0.81	149,898	270	0.72
Brokered deposits	156,708	515	1.30	198,703	570	1.15
Total interest-bearing deposits	1,493,234	2,693	0.72	1,532,345	2,481	0.65
Total borrowings	179,808	543	1.20	214,931	528	0.99
Total long-term debt	49,465	824	6.61	49,423	824	6.69
Total interest-bearing liabilities	1,722,507	4,060	0.94	1,796,699	3,833	0.86
Demand deposits	628,029			626,330
Other liabilities	27,019			22,535
Shareholders' equity	323,832			316,825
Total liabilities and shareholders' equity	$2,701,387			$2,762,389
Net interest spread			2.97%			3.01%
Net interest income and net interest margin(2)		$20,506	3.26%		$20,712	3.26%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate.
(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

	Three months ended
	September 30, 2017		June 30, 2017
(dollars in thousands; taxable equivalent)	Amount	Yield	Amount	Yield

Reported interest income on loans	$21,491	4.41%	$21,361	4.37%
Less: accretion of loan acquisition discounts	(343)		(629)
Core interest income on loans	$21,148	4.34%	$20,732	4.24%

	Amount	Net Interest Margin	Amount	Net Interest Margin

Net interest income / net interest margin	$20,506	3.26%	$20,712	3.26%
Less:
Accretion of loan acquisition discounts	(343)		(629)
Accretion of time deposit premium	(75)		(86)
Net interest income / net interest margin excluding purchase accounting	$20,088	3.20%	$19,997	3.15%

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Nine months ended
	September 30, 2017			September 30, 2016
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate

Assets
Interest bearing deposits in other banks	$76,079	$614	1.08%	$100,279	$481	0.64%
Other short-term investments	16,198	231	1.91	24,120	244	1.35
Investment securities:
Taxable investment securities	362,080	5,197	1.92	337,263	3,714	1.47
Non-taxable investment securities(1)	81,485	2,167	3.56	34,945	768	2.94
Total investment securities	443,565	7,364	2.22	372,208	4,482	1.61
Total loans	1,948,700	62,846	4.31	1,965,092	60,418	4.11
FHLB and FRB stock	19,147	772	5.39	13,825	546	5.28
Total interest-earning assets	2,503,689	71,827	3.84	2,475,524	66,171	3.57
Non-earning assets	215,830			229,146
Total assets	$2,719,519			$2,704,670
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,171,369	4,842	0.55	1,182,520	3,646	0.41
Time deposits	152,190	833	0.73	221,937	654	0.39
Brokered deposits	182,195	1,546	1.13	210,803	1,170	0.74
Total interest-bearing deposits	1,505,754	7,221	0.64	1,615,260	5,470	0.45
Total borrowings	196,352	1,409	0.96	156,148	553	0.47
Total long-term debt	49,423	2,471	6.68	49,254	2,457	6.66
Total interest-bearing liabilities	1,751,529	11,101	0.85	1,820,662	8,480	0.62
Demand deposits	624,923			549,217
Other liabilities	26,706			35,743
Shareholders' equity	316,361			299,048
Total liabilities and shareholders' equity	$2,719,519			$2,704,670
Net interest spread			2.99%			2.95%
Net interest income and net interest margin(2)		$60,726	3.24%		$57,691	3.11%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate.
(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

	Nine months ended
	September 30, 2017		September 30, 2016
(dollars in thousands; taxable equivalent)	Amount	Yield	Amount	Yield

Reported interest income on loans	$62,846	4.31%	$60,418	4.11%
Less: accretion of loan acquisition discounts	(1,729)		(1,987)
Core interest income on loans	$61,117	4.19%	$58,431	3.97%

	Amount	Net Interest Margin	Amount	Net Interest Margin

Net interest income / net interest margin	$60,726	3.24%	$57,691	3.11%
Less:
Accretion of loan acquisition discounts	(1,729)		(1,987)
Accretion of time deposit premium	(280)		(712)
Net interest income / net interest margin excluding purchase accounting	$58,717	3.14%	$54,992	2.97%

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	Linked Quarter Change	Year Over Year Change

Loans held for sale
Loans held for sale	$3,274	$1,744	$1,297	$4,302	$46,600	$1,530	$(43,326)
Branch loans held for sale	—	—	27,944	30,917	—	—	—
Total loans held for sale	$3,274	$1,744	$29,241	$35,219	$46,600	$1,530	$(43,326)

Loans held for investment
Commercial loans:
Commercial and industrial	$562,426	$578,888	$544,911	$531,061	$533,632	$(16,462)	$28,794
Commercial real estate:
Multifamily	91,219	113,571	108,215	68,223	74,881	(22,352)	16,338
Owner occupied	348,447	351,733	348,888	352,523	337,277	(3,286)	11,170
Investment	505,188	517,571	478,485	438,032	451,125	(12,383)	54,063
Construction and land:
1-4 family residential construction	9,644	11,711	11,799	10,335	11,273	(2,067)	(1,629)
Other construction, development, and land	122,436	113,347	123,838	209,017	202,063	9,089	(79,627)
Mortgage warehouse loans	41,551	47,992	58,357	147,519	171,251	(6,441)	(129,700)
Total commercial loans	1,680,911	1,734,813	1,674,493	1,756,710	1,781,502	(53,902)	(100,591)

Residential:
Residential mortgages	101,976	101,798	99,665	101,921	100,046	178	1,930
Home equity	78,773	79,769	81,438	77,358	78,952	(996)	(179)
Total residential loans	180,749	181,567	181,103	179,279	178,998	(818)	1,751

Consumer	31,750	31,981	32,525	27,338	30,453	(231)	1,297
Other	16,106	18,013	17,611	21,565	20,736	(1,907)	(4,630)
	1,909,516	1,966,374	1,905,732	1,984,892	2,011,689	(56,858)	(102,173)
Less net deferred fees and other unearned income	(4,084)	(4,283)	(4,008)	(3,562)	(3,587)	199	(497)
Total loans held for investment	$1,905,432	$1,962,091	$1,901,724	$1,981,330	$2,008,102	$(56,659)	$(102,670)

Total loans	$1,908,706	$1,963,835	$1,930,965	$2,016,549	$2,054,702	$(55,129)	$(145,996)

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Loan Losses Activity and Credit Quality

	2017			2016
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter

Balance at beginning of period	$21,870	$19,939	$20,595	$18,534	$18,377
Provision for loan losses	314	2,048	565	2,134	463
Provision for PCI loan losses	8	(68)	69	74	—
Loans charged-off:
Commercial and industrial	(3,292)	—	(781)	—	(61)
Commercial real estate	—	—	(132)	24	(226)
Construction and land	(16)	—	—	—	—
Residential mortgages	—	—	(46)	—	—
Home equity	(31)	(8)	—	—	(9)
Consumer	(7)	(57)	(332)	(158)	(60)
Other	—	—	—	—	(5)
Total loans charged-off	(3,346)	(65)	(1,291)	(134)	(361)
Recoveries on loans previously charged‑off:
Construction and land	15	—	—	—	12
Commercial and industrial	1	7	—	—	2
Commercial real estate	—	2	—	(15)	20
Residential mortgages	—	1	—	—	5
Home equity	—	1	—	—	2
Consumer	8	5	1	2	12
Other	—	—	—	—	2
Total recoveries	24	16	1	(13)	55
Net charge-offs	(3,322)	(49)	(1,290)	(147)	(306)
Balance at period end	$18,870	$21,870	$19,939	$20,595	$18,534

Loans held for investment
PCI Loans	$12,090	$11,510	$11,841	$15,253	$17,237
Non-PCI Loans	1,893,342	1,950,581	1,889,883	1,966,077	1,990,865
	$1,905,432	$1,962,091	$1,901,724	$1,981,330	$2,008,102

Non-performing loans - PCI	$1,289	$1,310	$1,684	$2,446	$2,348

Non-performing loans - Non-PCI	$4,553	$12,300	$3,983	$1,615	$790
Foreclosed properties (OREO)	1,494	1,819	1,869	1,872	1,727
Total nonperforming assets	$6,047	$14,119	$5,852	$3,487	$2,517

Allowance for loan losses to loans held for investment	0.99%	1.11%	1.05%	1.04%	0.92%
Net charge-offs to average loans (1)	0.68	0.01	0.26	0.03	0.06
Nonperforming loans as a percentage of total loans (2)	0.24	0.63	0.21	0.08	0.04
Nonperforming assets as a percentage of total assets (2)	0.23	0.52	0.21	0.13	0.09

(1)Annualized. (2)Excludes non-performing PCI loans.

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	Linked Quarter Change	Year Over Year Change

DDA	$599,292	$612,744	$606,386	$643,471	$557,783	$(13,452)	$41,509
NOW	270,740	250,254	259,760	264,062	260,531	20,486	10,209
Savings	30,131	30,170	30,756	27,932	29,658	(39)	473
Money Market	865,238	882,824	916,390	912,493	974,072	(17,586)	(108,834)
Time	144,250	142,915	150,867	157,810	172,348	1,335	(28,098)
Brokered	193,994	195,047	209,385	200,223	194,464	(1,053)	(470)
Deposits to be assumed in branch sale	—	—	29,495	31,589	—	—	—
Total Deposits	$2,103,645	$2,113,954	$2,203,039	$2,237,580	$2,188,856	$(10,309)	$(85,211)

Payments Clients	$239,079	$250,104	$321,899	$347,833	$212,049	$(11,025)	$27,030

Average Deposits(1)

	2017			2016		Linked Quarter Change	Year Over Year Change
(dollars in thousands)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter

DDA	$628,029	$626,330	$620,325	$591,166	$555,008	$1,699	$73,021
NOW	291,810	293,160	290,862	253,187	282,701	(1,350)	9,109
Savings	30,236	30,468	30,306	29,741	30,692	(232)	(456)
Money Market	870,618	860,116	815,920	853,281	923,435	10,502	(52,817)
Time	143,862	149,898	163,021	169,677	175,135	(6,036)	(31,273)
Brokered	156,708	198,703	191,558	197,833	196,598	(41,995)	(39,890)
Total Deposits	$2,121,263	$2,158,675	$2,111,992	$2,094,885	$2,163,569	$(37,412)	$(42,306)

Payments Clients	$209,851	$244,157	$273,630	$211,000	$184,895	$(34,306)	$24,956

Noninterest bearing deposits as a percentage of average deposits	29.6%	29.0%	29.4%	28.2%	25.7%
Cost of deposits	0.50%	0.46%	0.39%	0.37%	0.36%

(1) Includes average balances of deposits to be assumed in branch sale.

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017			2016		For the nine months ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2017	2016

Taxable equivalent interest income reconciliation
Interest income - GAAP	$24,351	$24,322	$22,461	$22,307	$22,295	$71,134	$65,910
Taxable equivalent adjustment	215	223	255	223	133	693	261
Interest income - taxable equivalent	$24,566	$24,545	$22,716	$22,530	$22,428	$71,827	$66,171

Taxable equivalent net interest income reconciliation
Net interest income - GAAP	$20,291	$20,489	$19,253	$19,278	$19,354	$60,033	$57,430
Taxable equivalent adjustment	215	223	255	223	133	693	261
Net interest income - taxable equivalent	$20,506	$20,712	$19,508	$19,501	$19,487	$60,726	$57,691

Taxable equivalent net interest margin excluding purchase accounting
Taxable equivalent net interest margin	3.26%	3.26%	3.20%	3.11%	3.12%	3.24%	3.11%
Impact of purchase accounting	(0.06)	(0.11)	(0.13)	(0.12)	(0.12)	(0.10)	(0.14)
Taxable equivalent net interest margin excluding purchase accounting	3.20%	3.15%	3.07%	2.99%	3.00%	3.14%	2.97%

Operating noninterest income reconciliation
Noninterest income - GAAP	$3,477	$5,287	$3,857	$4,430	$4,002	$12,621	$17,302
Gain on sale of branches	—	—	—	—	—	—	(3,885)
Operating noninterest income	$3,477	$5,287	$3,857	$4,430	$4,002	$12,621	$13,417

Operating noninterest expense reconciliation
Noninterest expense - GAAP	$17,504	$17,623	$17,744	$18,775	$17,296	$52,871	$54,505
Merger-related expenses	—	—	—	(204)	(579)	—	(2,538)
Divestiture expenses	—	—	—	—	—	—	(305)
Operating noninterest expense	$17,504	$17,623	$17,744	$18,571	$16,717	$52,871	$51,662

Operating income before income taxes reconciliation
Income before income taxes - GAAP	$5,942	$6,173	$4,732	$2,725	$5,597	$16,847	$18,619
Taxable equivalent adjustment	215	223	255	223	133	693	261
Merger-related expenses	—	—	—	204	579	—	2,538
Divestiture expenses	—	—	—	—	—	—	305
Gain on sale of branches	—	—	—	—	—	—	(3,885)
Operating income before income taxes	$6,157	$6,396	$4,987	$3,152	$6,309	$17,540	$17,838

Operating income tax reconciliation
Income tax expense - GAAP	$1,890	$1,844	$1,502	$1,116	$1,889	$5,236	$6,833
Taxable equivalent adjustment	215	223	255	223	133	693	261
Merger related expenses, tax benefit	—	—	—	78	223	—	979
Divestiture expenses, tax benefit	—	—	—	—	—	—	118
Gain on sale of branches, tax expense	—	—	—	—	—	—	(1,500)
Operating income tax expense	$2,105	$2,067	$1,757	$1,417	$2,245	$5,929	$6,691

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017			2016		For the nine months ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2017	2016

Operating net income reconciliation
Net income - GAAP	$4,052	$4,329	$3,230	$1,609	$3,708	$11,611	$11,786
Merger related expenses, net of income tax	—	—	—	126	356	—	1,559
Divestiture expenses, net of income tax	—	—	—	—	—	—	187
Gain on sale of branches, net of income tax	—	—	—	—	—	—	(2,385)
Operating net income	$4,052	$4,329	$3,230	$1,735	$4,064	$11,611	$11,147

Operating diluted earnings per share reconciliation
Diluted earnings per share - GAAP	$0.16	$0.17	$0.13	$0.06	$0.15	$0.45	$0.47
Merger related expenses	—	—	—	0.01	0.01	—	0.07
Net gain on sale of branches	—	—	—	—	—	—	(0.10)
Diluted earnings per share - operating	$0.16	$0.17	$0.13	$0.07	$0.16	$0.45	$0.44

Tangible book value per common share reconciliation
Total shareholders’ equity	$324,754	$319,435	$310,967	$303,658	$308,463	$324,754	$308,463
Intangible assets	(24,760)	(25,151)	(25,913)	(26,383)	(26,878)	(24,760)	(26,878)
Total tangible common equity	$299,994	$294,284	$285,054	$277,275	$281,585	$299,994	$281,585
Common shares outstanding	25,716,418	25,654,521	25,535,013	25,093,135	24,950,099	25,716,418	24,950,099
Book value per common share - GAAP	$12.63	$12.45	$12.18	$12.10	$12.36	$12.63	$12.36
Tangible book value	11.67	11.47	11.16	11.05	11.29	11.67	11.29

Return on average equity reconciliation
Net income - GAAP	$4,052	$4,329	$3,230	$1,609	$3,708	$11,611	$11,786
Merger related expenses, net of income tax	—	—	—	126	356	—	1,559
Divestiture expenses, net of income tax	—	—	—	—	—	—	187
Gain on sale of branches, net of income tax	—	—	—	—	—	—	(2,385)
Operating net income	$4,052	$4,329	$3,230	$1,735	$4,064	$11,611	$11,147
Average shareholders' equity	$323,832	$316,825	$308,261	$308,588	$306,642	$316,361	$299,048
Return on average equity - GAAP	4.96%	5.48%	4.19%	2.09%	4.84%	4.91%	5.25%
Return on average equity - operating	4.96	5.48	4.19	2.25	5.30	4.91	4.97

Return on average assets reconciliation
Net income - GAAP	$4,052	$4,329	$3,230	$1,609	$3,708	$11,611	$11,786
Merger related expenses, net of income tax	—	—	—	126	356	—	1,559
Divestiture expenses, net of income tax	—	—	—	—	—	—	187
Gain on sale of branches, net of income tax	—	—	—	—	—	—	(2,385)
Operating net income	$4,052	$4,329	$3,230	$1,735	$4,064	$11,611	$11,147
Average assets	$2,701,387	$2,762,389	$2,694,715	$2,722,444	$2,717,996	$2,719,519	$2,704,670
Return on average assets - GAAP	0.60%	0.63%	0.48%	0.24%	0.55%	0.57%	0.58%
Return on average assets - operating	0.60	0.63	0.48	0.25	0.60	0.57	0.55

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017			2016		For the nine months ended September 30,
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	2017	2016

Efficiency ratio reconciliation
Noninterest income - GAAP	$3,477	$5,287	$3,857	$4,430	$4,002	$12,621	$17,302
Gain on sale of branches	—	—	—	—	—	—	(3,885)
Operating noninterest income	$3,477	$5,287	$3,857	$4,430	$4,002	$12,621	$13,417
Noninterest expense - GAAP	$17,504	$17,623	$17,744	$18,775	$17,296	$52,871	$54,505
Merger-related expenses	—	—	—	(204)	(579)	—	(2,538)
Divestiture expenses	—	—	—	—	—	—	(305)
Operating noninterest expense	$17,504	$17,623	$17,744	$18,571	$16,717	$52,871	$51,662
Net interest income	$20,291	$20,489	$19,253	$19,278	$19,354	$60,033	$57,430
Efficiency ratio	73.65%	68.37%	76.78%	78.33%	71.57%	72.77%	72.92%

Tangible common equity to tangible assets reconciliation
Total shareholders’ equity	$324,754	$319,435	$310,967	$303,658	$308,463	$324,754	$308,463
Intangible assets	(24,760)	(25,151)	(25,913)	(26,383)	(26,878)	(24,760)	(26,878)
Total tangible common equity	$299,994	$294,284	$285,054	$277,275	$281,585	$299,994	$281,585

Total assets	$2,638,412	$2,702,575	$2,802,078	$2,727,543	$2,761,244	$2,638,412	$2,761,244
Intangible assets	(24,760)	(25,151)	(25,913)	(26,383)	(26,878)	(24,760)	(26,878)
Total tangible assets	$2,613,652	$2,677,424	$2,776,165	$2,701,160	$2,734,366	$2,613,652	$2,734,366
Tangible common equity to tangible assets	11.48%	10.99%	10.27%	10.27%	10.30%	11.48%	10.30%